                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 2002 relating to the financial statements and financial statement schedule of The Goodyear Tire & Rubber Company, which appears in The Goodyear Tire & Rubber Company's Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Cleveland, Ohio
July 31, 2002